UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒     Definitive Additional Materials

☐      Soliciting Material under §240.14a-12

23andMe Holding Co.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐      Fee paid previously with preliminary materials.

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! 23ANDME HOLDING CO. 349 OYSTER POINT BOULEVARD SOUTH SAN FRANCISCO, CA 94080 23ANDME HOLDING CO. 2022 Annual Meeting Vote by August 24, 2022 11:59 PM ET You invested in 23ANDME HOLDING CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 25, 2022. Vote Virtually at the Meeting* August 25, 2022 1:00 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/ME2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D88129-P77055 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D88130-P77055 1. Elect three Class I Director Nominees: 01) Roelof Botha 02) Patrick Chung 03) Sandra Hernández, M.D. 2. A non-binding, advisory vote on the frequency of advisory votes on the compensation of the Company’s named executive officers (“Say-on-Frequency”). 3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For 1 Year